UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2019

TWINLAB CONSOLIDATED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-55181	46-3951742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 T-Rex Avenue, Suite 305, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(561) 443-5301

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

MidCap Funding X Trust

As previously reported by Twinlab Consolidated Holdings, Inc. (the “Company”), the Company and its direct and indirect wholly owned subsidiaries, Twinlab Consolidation Corporation ("TCC"), Twinlab Holdings, Inc. ("THI"), Twinlab Corporation ("Twinlab"), ISI Brands Inc. ("ISI"), NutraScience Labs, Inc. ("NSL"), NutraScience Labs IP Corporation ("NSLIP"), Organic Holdings LLC ("Organic"), Reserve Life Organics, LLC ("Reserve"), Resvitale, LLC ("Resvitale"), Re-Body, LLC ("Re-Body"), Innovitamin Organics, LLC ("Innovitamin"), Organics Management LLC ("Organics Mgmt."), Cocoawell, LLC ("Cocoawell"), Fembody, LLC ("Fembody"), Reserve Life Nutrition, L.L.C. ("Reserve Life"), Innovita Speciality Distribution, LLC ("Innovita") and Joie Essance, LLC ("Joie" and with the Company, TCC, THI, Twinlab, ISI, NSL, NSLIP, Organic, Reserve, Resvitale, Re-Body, Innovitamin, Organics Mgmt., Cocoawell, Fembody, Reserve Life and Innovita, collectively, the "Twinlab Companies"), entered into a Credit and Security Agreement, dated January 22, 2015, with MidCap Financial Trust ("MidCap Trust"), with respect to which Credit and Security Agreement and all related agreements MidCap Trust immediately thereafter assigned all of its rights and interests to MidCap Funding X Trust ("MidCap"), an affiliate of MidCap Trust (as so assigned and subsequently amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent, dated as of February 4, 2015, that certain Amendment No. 2 to Credit Agreement and Limited Consent dated as of April 7, 2015, that certain Amendment No. 3 to Credit and Security Agreement and Limited Consent dated as of April 30, 2015, that certain Amendment No. 4 to Credit and Security Agreement and Limited Waiver dated as of June 30, 2015, that certain Amendment No. 5 to Credit and Security Agreement and Limited Consent, dated as of June 30, 2015, that certain Amendment No. 6 to Credit and Security Agreement, Limited Consent and Limited Waiver dated as of September 9, 2015, that certain Amendment No. 7 and Joinder Agreement to Credit and Security Agreement dated as of October 5, 2015, that certain Amendment No. 8 to Credit and Security Agreement dated as of January 28, 2016, that certain Amendment No. 9 to Credit and Security Agreement, dated as of April 5, 2016, that certain Amendment No. 10 to Credit and Security Agreement dated as of August 11, 2016, that certain Amendment No. 11 to Credit and Security Agreement dated as of September 1, 2016, that certain Amendment No. 12 to Credit and Security Agreement dated as of December 2, 2016, that certain Amendment No. 13 to Credit and Security Agreement dated as of August 30, 2017, that certain Amendment No. 14 to Credit and Security Agreement dated as of March 22, 2018 and that certain Amendment No. 15 to Credit and Security Agreement, dated as of December 4, 2018 (the "Credit Agreement").

On January 22, 2019, the Twinlab Companies and MidCap entered into Amendment No. 16 to Credit and Security Agreement (the "MidCap Sixteenth Amendment"). The MidCap Sixteenth Amendment reduced the Revolving Loan Commitment Amount (as defined in the Sixteenth Amendment) from a total of $17,000,000 to a total of $5,000,000 and extended the expiration date from January 22, 2019 to April 22, 2019. Additionally, the Company issued the Third Amended and Restated Revolving Loan Note (the “Note”) in favor of MidCap, pursuant to which MidCap will loan the Company up to a principal amount of $5,000,000 pursuant to the Credit Agreement as modified by the MidCap Sixteenth Amendment.

The foregoing description of the MidCap Sixteenth Amendment and Note are qualified in their entirety by reference to the full text of such documents, which documents will be filed as exhibits to the Company’s Form 10-K for the year ended December 31, 2018.

Great Harbor Capital, LLC

On January 23, 2019, the Company and Great Harbor Capital, LLC (“Great Harbor”) entered into Amendment No. 7 to Unsecured Promissory Note (“Amendment No. 7”) relating to an original principal amount of $2,500,000 to amend that certain Unsecured Promissory Note, dated January 28, 2016, as amended by that certain Amendment No. 1 to Unsecured Promissory Note, dated March 21, 2016, that certain Amendment No. 2 to Unsecured Promissory Note, dated April 5, 2016, that certain Amendment No. 3 to Unsecured Promissory Note, dated July 21, 2016, that certain Amendment No. 4 to Unsecured Promissory Note, dated December 30, 2016, that certain Amendment No. 5 to Unsecured Promissory Note, dated March 14, 2017, and that certain Amendment No. 6 to Unsecured Promissory Note, dated August 30, 2017. Amendment No. 7 extends the maturity date of the note from January 28, 2019 to June 30, 2019.

On January 23, 2019, the Company and Great Harbor entered into Amendment No. 6 to Unsecured Promissory Note (“Amendment No. 6”) relating to an original principal amount of $7,000,000 to amend that certain Unsecured Promissory Note, dated March 21, 2016, as amended by that certain Amendment No. 1 to Unsecured Promissory Note, dated April 5, 2016, that certain Amendment No. 2 to Unsecured Promissory Note, dated July 21, 2016, that certain Amendment No. 3 to Unsecured Promissory Note, dated December 30, 2016, that certain Amendment No. 4 to Unsecured Promissory Note, dated March 14, 2017, and that certain Amendment No. 5 to Unsecured Promissory Note, dated August 30, 2017. Amendment No. 6 extends the maturity date of the note from March 21, 2019 to June 30, 2019.

The foregoing description of Amendment No. 7 and Amendment No. 6 are qualified in their entirety by reference to the full text of such documents, which documents will be filed as exhibits to the Company’s Form 10-K for the year ended December 31, 2018.

Little Harbor LLC

On January 23, 2019, the Company and Little Harbor LLC entered into Amendment No. 1 to Amended and Restated Unsecured Delayed Draw Promissory Note (“Amendment No. 1”) relating to an original principal amount of $4,769,996 to amend that certain Amended and Restated Unsecured Delayed Draw Promissory Note, dated August 30, 2017. Amendment No. 1 extends the maturity date of the note from January 28, 2019 to June 30, 2019.

The foregoing description of Amendment No. 1 is qualified in its entirety by reference to the full text of such document, which document will be filed as an exhibit to the Company’s Form 10-K for the year ended December 31, 2018.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLAB CONSOLIDATED HOLDINGS, INC.

Date: January 28, 2019	By:	/s/ Anthony Zolezzi
Anthony Zolezzi
Chief Executive Officer, President and Director